PROSPECTUS SUPPLEMENT -- Oct. 17, 2003*

         AXP(R) European Equity Fund ("Fund") (Dec. 30, 2002) S-6006-99 E

The following changes will be effective on Oct. 20, 2003:

The "Principal Investment Strategies" section and the first three paragraphs of the "Investment Manager" section of the AXP European Equity Fund prospectus are revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that primarily invests in equity securities of European companies that offer growth potential. A company is considered to be located in Europe if:

o It is organized under the laws of a European country and has a principal office in a European country;

o    It derives at least 50% of its total revenues from businesses in Europe; or

o    Its equity securities are traded principally on a stock exchange in Europe.

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of European issuers. Although the Fund emphasizes investments in developed countries, the Fund also may invest in companies located in developing or emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the Fund. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Threadneedle chooses investments by:

o    Deploying  an  integrated  approach to equity  research  that  incorporates
     regional   analyses,   a  global  sector   strategy,   and  stock  specific
     perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o    Implementing  rigorous risk control processes that ensure that the risk and
     return   characteristics  of  the  Fund's  portfolio  are  consistent  with established portfolio management parameters.


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Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

o The Largest Companies List includes the largest stocks in the Fund's benchmark. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research. Stocks on the Preferred List are selected by:

     o    Evaluating the opportunities and risks within regions and sectors;

     o    Assessing valuations; and

     o    Evaluating  one or more of the  following:  balance  sheets  and  cash
          flows,  the  demand  for  a  company's   products  or  services,   its
          competitive position, or its management.

     The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

o Discretionary holdings are selected by the portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees, expenses, and taxes.



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INVESTMENT MANAGER

The team that manages the Fund's portfolio is led by:

Dominic Baker, Portfolio Manager

o    Head of the global telecom research teams.

o    Managed the Fund since 2003.

o    Joined Threadneedle in 2000.

o Prior to that, Analyst and Portfolio Manager, Framlington Investment Management, from 1992 to 2000.

o    Began investment career in 1992.

o    BSc. (Hons), City University, London, Business School.

and

Rob Jones, Deputy Portfolio Manager

o    Head of the global insurance sector research team.

o    Managed the Fund since 2003.

o    Joined Threadneedle in 1996.

o    Began investment career in 1992.

o    Honors Degree, University of Brighton.



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S-6006-2 A (10/03)

* Valid until next prospectus update
Destroy Dec. 30, 2003